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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 18, 2005

                        Farmers & Merchants Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Ohio                         000-14492                 34-1469491
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)

           307-11 N. Defiance,          Archbold, Ohio            43502
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's Telephone Number, including Area Code   (419) 446-2501

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17-CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 18, 2005, the following executive officers of the Company entered into Change in Control Agreements (the "Control Agreements") with the
Company: Paul S. Siebenmorgen, the Company's President and CEO; Barbara J. Britenriker, the Company's SVP, CFO and Comptroller; Edward A. Leininger, EVP, Senior Commercial Loan Officer and COO of the Company's wholly-owned commercial bank subsidiary, The Farmers & Merchants State Bank; and Rex D. Rice, EVP and Senior Commercial Loan Officer of The Farmers & Merchants State Bank. The Control Agreements provide for the payment of "One Year of Compensation", along with the continuation of certain insurance benefits, in the event the respective executive officer is terminated or resigns under certain circumstances related to a "Change in Control" of the Company. The terms "Change in Control" and "One Year of Compensation" are each defined under the Control Agreements, executed copies of which are provided herewith as Exhibits 10.1 through 10.4.

      On May 7, 2004 (the "Effective Date"), the Company entered into an agreement with Paul S. Siebenmorgen (the "Agreement") which outlines the basic terms of his employment with the Company. The material terms of the Agreement include an annual base salary of $175,000 (effective at such time as he becomes President and CEO of the Company); the potential for additional annual cash bonuses; an award of Company Stock valued at $30,000 as of the Effective Date; and customary employee benefits, including four weeks of annual paid vacation, life and health insurance, and eligibility to participate in the Company's 401(k) plan subject to its terms. The Agreement also contemplates Mr. Siebenmorgen's participation in the Company's proposed long-term incentive compensation plan that will be voted upon by the Company's shareholders at the upcoming annual meeting. A copy of the Agreement is provided herewith as Exhibit 10.5.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective February 18, 2005, Joe E. Crossgrove has been promoted from President and Chief Executive Officer to Chairman of the Company. Mr. Crossgrove has been an associate of The Farmers & Merchants State Bank for over 43 years and has served as the Company's President and Chief Executive Officer since 1997. Mr. Crossgrove is assuming the Chairman position following the retirement of Eugene D. Bernath from his positions as both a member of the Board of Directors and the Chairman of the Company. Mr. Bernath's retirement also became effective February 18, 2005.

      Effective February 18, 2005, Paul S. Siebenmorgen has accepted the position of President and Chief Executive Officer of the Company. Mr. Siebenmorgen originally joined the Company's organization in May 2004 as a Senior Executive Vice President of the Company. Prior to that, Mr. Siebenmorgen was employed with Lincoln Bank, an Indiana chartered savings association located in Plainfield, Indiana with assets of

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approximately $830 million, where he held the positions of Senior Vice President and Chief Lending Officer. Mr. Siebenmorgen had been employed with Lincoln Bank since 2000. The material terms of Mr. Siebenmorgen's Employment Agreement with the Company are discussed in Item 1.01 of this Current Report on Form 8-K.

      Mr. Siebenmorgen has also been appointed to the Board of Directors to fill the vacancy created by the retirement of Mr. Bernath. Mr. Seibenmorgen has not yet been appointed to any particular Committees of the Company's Board of Directors at this time.

      Mr. Siebenmorgen is not currently a director of any other reporting company, and Mr. Siebenmorgen has no family relationships with any other director or executive officer of the Company. Mr. Siebenmorgen has been, and will likely continue to be, a customer of the Bank in the ordinary course of business. Any transactions between Mr. Siebenmorgen and the Bank, including loan transactions, were made, and will continue to be made in the future, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not employed by the Company or the Bank. Any existing loan transactions between Mr. Siebenmorgen and the Bank do not involve more than the normal risk of collectability or present other unfavorable features.

      A copy of the press release announcing each of the personnel changes described in this Item 5.02, dated February 18, 2005, is attached hereto as
Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed with or incorporated by reference into this Current Report on Form 8-K:

Number                        Exhibit
------                        --------
 10.1    Change in Control Agreement executed by and between the Company and
         Paul S.Siebenmorgen on February 18, 2005.

 10.2 Change in Control Agreement executed by and between the Company and Barbara J.Britenriker on February 18, 2005

 10.3 Change in Control Agreement executed by and between the Company and Edward A. Leininger on February 18, 2005

 10.4 Change in Control Agreement executed by and between the Company and Rex D. Rice on February 18, 2005

 10.5    Employment Agreement by and between the Company and Paul S.
         Siebenmorgen, dated May 7, 2004

 99.1    Company Press Release dated February 18, 2005

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

      Dated: February 18, 2005

                                             /s/ Paul S. Siebenmorgen
                                             -----------------------------------
                                             Paul S. Siebenmorgen
                                             President & Chief Executive Officer

                                             /s/ Barbara J. Britenriker
                                             -----------------------------------
                                             Barbara J. Britenriker
                                             Executive Vice President &
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number                      Description of Exhibit
-------                     -----------------------
 10.1    Change in Control Agreement executed by and between the Company and
         Paul S.Siebenmorgen on February 18, 2005.

 10.2 Change in Control Agreement executed by and between the Company and Barbara J.Britenriker on February 18, 2005

 10.3 Change in Control Agreement executed by and between the Company and Edward A.Leininger on February 18, 2005

 10.4 Change in Control Agreement executed by and between the Company and Rex D. Rice on February 18, 2005

 10.5    Employment Agreement by and between the Company and Paul S.
         Siebenmorgen, dated May 7, 2004

 99.1    Company Press Release dated February 18, 2005